EXHIBIT 24(a)

                                POWER OF ATTORNEY
                                -----------------


        KNOW ALL PERSONS BY THESE PRESENTS, that each of BankAmerica Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, James W. Kiser and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1998, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, BankAmerica Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                         BANKAMERICA CORPORATION

                                         By: /s/ Hugh L. McColl, Jr.
                                            -------------------------
                                            (Hugh L. McColl, Jr.)
                                            Chairman and Chief Executive Officer

Dated:  January 27, 1999

Signature                           Title                                       Date
---------                           -----                                       ----
/s/ Hugh L. McColl, Jr.             Chairman of the Board, Chief        January 27, 1999
---------------------------         Executive Officer and Director
(Hugh L. McColl, Jr.)               (Principal Executive Officer)


/s/ James H. Hance, Jr.             Vice Chairman and                   January 27, 1999
-----------------------------       Chief Financial Officer
(James H. Hance, Jr.)               (Principal Financial Officer)


/s/ Marc D. Oken                    Executive Vice President and        January 27, 1999
-----------------------------       Principal Financial Executive
(Marc D. Oken)                      (Principal Accounting Officer)

/s/ Charles W. Coker                Director                            January 27, 1999
-----------------------------
(Charles W. Coker)





/s/ Timm F. Crull                   Director                            January 27, 1999
-----------------------------
(Timm F. Crull)


/s/ Alan T. Dickson                 Director                            January 27, 1999
-----------------------------
(Alan T. Dickson)


/s/ Kathleen Feldstein              Director                            January 27, 1999
-----------------------------
(Kathleen Feldstein)


/s/ Paul Fulton                     Director                            January 27, 1999
-----------------------------
(Paul Fulton)


/s/ Donald E. Guinn                 Director                            January 27, 1999
-----------------------------
(Donald E. Guinn)


/s/ C. Ray Holman                   Director                            January 27, 1999
-----------------------------
(C. Ray Holman)


/s/ W. W. Johnson                   Director                            January 27, 1999
-----------------------------
(W. W. Johnson)


/s/ Walter E. Massey                Director                            January 27, 1999
-----------------------------
(Walter E. Massey)


/s/ Richard M. Rosenberg            Director                            January 27, 1999
-----------------------------
(Richard M. Rosenberg)


/s/ O. Temple Sloan, Jr.            Director                            January 27, 1999
-----------------------------
(O. Temple Sloan, Jr.)


/s/ Meredith R. Spangler            Director                            January 27, 1999
-----------------------------
(Meredith R. Spangler)


/s/ A. Michael Spence               Director                            January 27, 1999
-----------------------------
(A. Michael Spence)

                                      -2-


/s/ Ronald Townsend                 Director                            January 27, 1999
----------------------
(Ronald Townsend)


/s/ Solomon D. Trujillo             Director                            January 27, 1999
-----------------------------
(Solomon D. Trujillo)


/s/ Jackie M. Ward                  Director                            January 27, 1999
-----------------------------
(Jackie M. Ward)


/s/ Virgil R. Williams              Director                            January  27, 1999
-----------------------------
(Virgil R. Williams)


/s/ Shirley Young                   Director                            January 27, 1999
-----------------------------
(Shirley Young)

                                      -3-